SEMI ANNUAL REPORT



                               SEPTEMBER 30, 1997

                               TEMPLETON VIETNAM
                            OPPORTUNITIES FUND, INC.


[FRANKLIN TEMPLETON LOGO]

[FRANKLIN TEMPLETON 50 YEAR LOGO]

CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.


[PHOTO of J.MARK MOBIUS]

J.MARK MOBIUS, Ph.D.
President
Templeton Vietnam
Opportunities Fund, Inc.

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $15 billion in emerging markets investments for the Templeton Group of Funds.

SHAREHOLDER LETTER


Your Fund's Objective: The Templeton Vietnam Opportunities Fund seeks long-term capital appreciation by investing in the equity and debt securities of Vietnam and Vietnam-Related Companies, as defined in the Fund's prospectus.


Dear Shareholder:

This semi-annual report of the Templeton Vietnam Opportunities Fund covers the period ended September 30, 1997.

During the period under review, many Asian stock markets in which the Fund invests dropped sharply due to severe currency crises in Thailand, the Philippines, Indonesia and Malaysia. This situation put pressure on Vietnam's economy and the competitiveness of its exports. However, Vietnam's currency did not weaken significantly, its trade deficit declined by 50%, and inflation remained subdued at an estimated annual rate of 3.6%. Within this environment, your Fund posted a 2.23% six-month cumulative total return in market-price terms, and -6.89% in terms of net asset value, as discussed in the Performance Summary on page 5.

At the end of the period, equity investments comprised 87.7% of total net assets, with 12.3% in cash and other short-term obligations. During the six months under review, we added 25 stocks to our holdings, including three Thai banks which were among our ten largest holdings on September 30, 1997. Siam


CONTENTS

Shareholder Letter .........    1

Performance Summary ........    5

Financial Highlights and
Statement of Investments....    7

Financial Statements .......   11

Notes to Financial
Statements .................   14

FUND CATEGORY

[PYRAMID GRAPH]

                             INDUSTRY DISTRIBUTION
                             Based on Total Net Assets
                             9/30/97

                                 Banking 18.7%

                                 Real Estate 17.9%

                                 Multi-Industry 13.1%

                                 Leisure & Tourism 9.3%

                                 Metals & Mining 6.4%

                                 Food & Household
                                 Products 4.3%

                                 Other Industries 18.0%

                                 Short-Term
                                 Obligations & Other
                                 Net Assets 12.3%

                             GEOGRAPHIC DISTRIBUTION
                             Based on Total Net Assets
                             9/30/97

                                 Thailand 29.7%

                                 Hong Kong 26.5%

                                 Vietnam 15.9%*

                                 Singapore 11.5%

                                 Indonesia 4.1%

                                 Short-Term
                                 Obligations & Other
                                 Net Assets 12.3%


Commercial Bank,(1) Thai Farmers Bank Public Co. Ltd., and Bank of Ayudhya Public Co. Ltd. help provide financing for developments in Vietnam. In addition, we increased our holdings of Bangkok Bank, which also lends money to companies building Vietnam's infrastructure. We believed that shares of these companies were selling at bargain prices due to Thailand's currency crisis. Because of these purchases, our total Thai holdings increased from 2.8% of total net assets on March 31, 1997, to 29.7% on September 30, 1997.

Although bureaucracy generally continued to impede the Vietnamese economy, some officials attempted to speed up the issuance of new investment licenses. However, these approvals totaled only US$2.1 billion in the first half of 1997, compared with US$8.8 billion for all of 1996, and the value of such projects fell 18% for the same period. In response, the Vietnamese government completed a blueprint to attract US$43 billion in new foreign direct investment by the year 2000.

Looking forward, it remains to be seen whether the Vietnamese economy will continue to grow in the near term. The recent slowdown in foreign investment and a lack of government initiatives to further liberalize and privatize the economy, are causes for concern. Nevertheless, we view the Asian currency crisis as an opportunity to discover bargain stocks and have positioned the Fund to participate in Vietnam's future, which has the potential to be bright over the long term.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings


1. A complete listing of all stocks in the portfolio as of September 30, 1997 begins on page 8.

*These are direct investments made through companies domiciled in Belgium, Hong Kong and Singapore.

may change as new circumstances arise. All figures shown are as of September 30, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

Investing in Vietnam involves special considerations including risks relating to direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, the absence of an organized stock exchange in Vietnam, reduced liquidity of emerging markets, and greater currency volatility. Investing in emerging markets also means accepting a certain amount of market volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,523% in the last 15 years, but has suffered four declines of more than 20% during that time.(2) Investment in the Fund should be considered speculative.

Thank you for investing in the Templeton Vietnam Opportunities Fund. We appreciate your support, welcome your comments, and look forward to serving you in the future.

Sincerely,


/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Templeton Vietnam Opportunities Fund, Inc.


2. Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended September 30, 1997.



TOP 10 HOLDINGS
9/30/97

COMPANY,                                                              % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
New World Development Co. Ltd.
Real Estate, Hong Kong                                                   10.3%

Indotel Ltd.
Leisure & Tourism, Vietnam
(direct investment)                                                       8.7%

Natsteel Ltd. fgn.
Metals & Mining, Singapore                                                6.4%

Siam Commercial Bank
Banking, Thailand                                                         5.5%

HEA Holdings Ltd.
Real Estate, Vietnam
(direct investment)                                                       5.3%

Swire Pacific Ltd. B
Multi-Industry, Hong Kong                                                 5.1%

Thai Farmers Bank Public Co. Ltd.
Banking, Thailand                                                         4.7%

Bangkok Bank Public Co. Ltd.
Banking, Thailand                                                         3.8%

Jardine Matheson Holdings Ltd.
(Singapore)
Multi-Industry, Hong Kong                                                 3.7%

Bank of Ayudhya Public Co. Ltd.
Banking, Thailand                                                         3.6%

For a complete list of portfolio holdings, see page 8 of this report.

On October 18, 1997, the Board of Directors approved conducting a tender offer for up to 50% of the Fund's shares. Management of the Fund anticipates that the tender offer would commence in December, 1997, and conclude in January, 1998. The tender offer will permit shareholders to sell their shares to the Fund at the net asset value per share on the last day of the tender offer. If more than 50% of the Fund's shares are tendered pursuant to the tender offer, tendered shares will be accepted by the Fund on a pro rata basis.

At the time of its initial public offering, the Fund's prospectus stated that, if at least 65% of the Fund's total assets are not invested in the equity and debt securities of Vietnam Companies (as defined in the prospectus) by October 1, 1997, management of the Fund will call a shareholders meeting to vote on a proposal either to modify the Fund's investment policies (and to change the name of the Fund) or to liquidate the Fund. The securities markets in Vietnam have not developed to the point where the Fund was able to achieve the 65% level. Accordingly, the Fund's Board of Directors considered the alternatives of changing the investment policies and name of the Fund or liquidation, but determined that the Fund should first conduct a tender offer to provide shareholders who no longer wish to participate in the Fund with the opportunity to sell their shares to the Fund at net asset value.

After completion of the tender offer, the Annual Meeting of Shareholders of the Fund will be held to determine the future of the Fund. If less than 50% of the Fund's shares are tendered, the Board of Directors intends to submit to shareholders a proposal to change the name of the Fund to "Templeton Vietnam and Southeast Asia Fund, Inc.," and to change the Fund's investment policies to expand its ability to invest in other Southeast Asian countries, while continuing to focus its investment program on Vietnam. The new policies would allow the Fund to invest its assets in Vietnam as that country's markets develop, while giving it the flexibility to invest in other Southeast Asian countries. In the event that an organized securities market develops in Vietnam, the Fund would have the ability to invest a significant amount of its assets in Vietnam. If more than 50% of the Fund's shares are tendered, the Board currently intends to submit to shareholders a proposal to liquidate the Fund.

PERFORMANCE SUMMARY


In market-price terms, the Templeton Vietnam Opportunities Fund produced a total return of 2.23% for the six months ended September 30, 1997. Based on the change in net asset value (in contrast to market price), the total return of the Fund was -6.89% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange increased 18.75 cents ($0.1875) per share, from $11.25 on March 31, 1997, to $11.4375 on September 30, 1997, while the net asset value decreased $1.04 per share, from $14.05 to $13.01.

Shareholders received distributions totaling 6.5 cents ($0.065) per share, including 3.0 cents ($0.03) in dividend income and 3.5 cents ($0.035) in long-term capital gains. We believe it is important to maintain a long-term investment perspective, and encourage shareholders to view their investments in a similar manner. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.

TEMPLETON VIETNAM OPPORTUNITIES FUND
Periods ended 9/30/97

                                                                      SINCE
                                                                    INCEPTION
                                               1-YEAR     3-YEAR     (9/8/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value           -3.99%       0.10%      -0.81%
  Based on change in market price              -3.73%     -20.47%     -18.03%

Average Annual Total Return(2)
  Based on change in net asset value           -3.99%       0.03%      -0.27%
  Based on change in market price              -3.73%      -7.35%      -6.29%


1. Cumulative total returns represent the change in value of an investment over the periods indicated.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividend and capital gains distributions at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases. Investment return and principal value will fluctuate with market conditions, currency volatility and the political, social and economic climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. From October 1, 1994 through September 30, 1995, fee waivers by the Fund's Investment Manager increased the Fund's total return. If the Investment Manager had not taken this action, the Fund's total return would have been lower.


Past performance is not predictive of future results.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Highlights

                                                               SIX MONTHS
                                                                 ENDED                        YEAR ENDED MARCH 31,
                                                           SEPTEMBER 30, 1997      ------------------------------------------
                                                              (UNAUDITED)             1997            1996           1995+
                                                       ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period................              $14.05               $13.91          $13.09          $14.10
                                                       ----------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................                 .14                  .29             .36             .13
 Net realized and unrealized gains (losses).........               (1.11)                 .21             .91           (1.00)
                                                       ----------------------------------------------------------------------
Total from investment operations....................                (.97)                 .50            1.27            (.87)
                                                       ----------------------------------------------------------------------
Underwriting expenses deducted from capital.........                  --                   --              --            (.09)
                                                       ----------------------------------------------------------------------
Less distributions:
 Dividends from net investment income...............                (.03)                (.31)           (.38)           (.05)
 Distributions from net realized gains..............                (.04)                (.05)           (.07)             --
                                                       ----------------------------------------------------------------------
Total distributions.................................                (.07)                (.36)           (.45)           (.05)
                                                       ----------------------------------------------------------------------
Net asset value, end of period......................              $13.01               $14.05          $13.91          $13.09
                                                       ======================================================================
Total return*
Based on market value per share.....................               2.23%             (10.87)%          22.11%        (26.33)%
Based on net asset value per share..................             (6.89)%                4.03%           9.80%         (6.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...................            $104,865             $113,214        $112,073        $105,306
Ratios to average net assets:
 Expenses...........................................               1.82%**              1.82%           1.47%           1.72%**
 Net investment income..............................               1.99%**              2.04%           2.62%           1.81%**
Portfolio turnover rate.............................              22.56%               20.16%           4.01%          11.77%
Average commission rate paid***.....................              $.0160               $.0009          $.0060              --

 *Total return is not annualized.
 **Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year end
   1996 disclosure of average commission rate was not required.
 +For the period September 8, 1994 (commencement of operations) to March 31,
  1995.
                       See notes to financial statements.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED)

                                                                      COUNTRY           SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS 71.8%
BANKING 18.7%
Bangkok Bank Public Co. Ltd......................................    Thailand           1,155,800         $  3,979,997
Bank of Ayudhya Public Co. Ltd...................................    Thailand              77,050              124,171
Bank of Ayudhya Public Co. Ltd., fgn.............................    Thailand           2,272,950            3,694,326
Siam Commercial Bank.............................................    Thailand             980,000            3,185,686
Siam Commercial Bank Ltd., loc...................................    Thailand             529,300            1,720,590
Siam Commercial Bank Ltd., fgn...................................    Thailand             262,700              853,956
Thai Farmers Bank Public Co. Ltd.................................    Thailand             506,500            1,332,528
Thai Farmers Bank Public Co. Ltd., fgn...........................    Thailand              60,000              209,917
Thai Farmers Bank Public Co. Ltd., SEC...........................    Thailand           1,300,000            3,420,110
Thai Military Bank Ltd., fgn.....................................    Thailand           1,453,900            1,021,335
                                                                                                          ------------
                                                                                                            19,542,616
                                                                                                          ------------
BEVERAGES & TOBACCO 4.0%
Asia Pacific Breweries Ltd.......................................    Singapore             30,000              103,956
British American Tobacco Co. Ltd.................................    Singapore            235,000              746,715
Carnaudmetalbox Asia Ltd., fgn...................................    Singapore            371,000              566,384
Rothmans Industries Ltd., fgn....................................    Singapore            605,000            2,768,879
                                                                                                          ------------
                                                                                                             4,185,934
                                                                                                          ------------
BUILDING MATERIALS & COMPONENTS 2.8%
Siam Cement Public Co. Ltd.......................................    Thailand              70,200              812,230
Siam Cement Public Co. Ltd., fgn.................................    Thailand              22,200              364,496
*Siam Cement Public Co. Ltd., SEC................................    Thailand             154,700            1,789,910
                                                                                                          ------------
                                                                                                             2,966,636
                                                                                                          ------------
CHEMICALS 2.0%
PT Unggul Indah Corp., fgn.......................................    Indonesia          1,724,800            1,782,468
Thai Petrochemical Industry Public Co. Ltd., fgn.................    Thailand           1,138,000              344,848
                                                                                                          ------------
                                                                                                             2,127,316
                                                                                                          ------------
CONSTRUCTION & HOUSING 1.2%
Italian-Thai Development Public Company, fgn.....................    Thailand             409,900              790,441
Siam Syntech Construction Public Co. Ltd., fgn...................    Thailand             646,350              227,024
*Sino-Thai Engineering & Construction Public Co., fgn............    Thailand             122,000              201,653
                                                                                                          ------------
                                                                                                             1,219,118
                                                                                                          ------------
FINANCIAL SERVICES 1.6%
Asia Credit Public Co. Ltd.......................................    Thailand             226,300              561,074
Peregrine Investments Holdings Ltd...............................    Hong Kong            685,000            1,164,093
                                                                                                          ------------
                                                                                                             1,725,167
                                                                                                          ------------
FOOD & HOUSEHOLD PRODUCTS 4.3%
Charoen Pokphand Feedmill Public Co. Ltd.........................    Thailand             175,663              367,779
Chareon Pokphand Feedmill Public Co. Ltd., fgn...................    Thailand             135,737              758,145
Golden Resources Development International Ltd...................    Hong Kong         21,284,000            3,163,169
Saha Pathanapibul Public Co. Ltd., fgn...........................    Thailand              71,100              121,438
Serm Suk Public Co. Ltd..........................................    Thailand              16,000              144,573
                                                                                                          ------------
                                                                                                             4,555,104
                                                                                                          ------------

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (continued)

                                                                      COUNTRY           SHARES               VALUE
COMMON STOCKS AND WARRANTS (CONT.)
INSURANCE 0.6%
Bangkok Insurance Public Co. Ltd. BKI............................    Thailand               4,700         $     55,675
Bangkok Insurance Public Co. Ltd. BKI, SEC.......................    Thailand              50,300              595,840
                                                                                                          ------------
                                                                                                               651,515
                                                                                                          ------------
LEISURE & TOURISM 0.6%
Dusit Thani Public Company Ltd., fgn.............................    Thailand             530,000              624,174
*Lai Sun Hotels International Ltd., wts..........................    Hong Kong            211,717               10,671
                                                                                                          ------------
                                                                                                               634,845
                                                                                                          ------------
MERCHANDISING 1.1%
*Siam Makro Public Company Ltd., fgn.............................    Thailand             342,000              565,289
*Wo Kee Hong Holdings Ltd........................................    Hong Kong          5,938,800              613,988
                                                                                                          ------------
                                                                                                             1,179,277
                                                                                                          ------------
METALS & MINING 6.4%
Natsteel Ltd., fgn...............................................    Singapore          2,467,000            6,742,112
                                                                                                          ------------
MULTI-INDUSTRY 11.2%
Jardine Matheson Holdings Ltd. (Singapore).......................    Hong Kong            474,731            3,845,321
Saha Union Public Co. Ltd........................................    Thailand               1,000                  813
Saha Union Public Co. Ltd., fgn..................................    Thailand             339,000              275,496
Swire Pacific Ltd., B............................................    Hong Kong          3,620,000            5,356,552
Thai Wah Public Co. Ltd., fgn....................................    Thailand             410,850               70,739
United Communications Industries, fgn............................    Thailand             320,000              934,435
Wheelock and Co. Ltd.............................................    Hong Kong            600,000            1,221,246
                                                                                                          ------------
                                                                                                            11,704,602
                                                                                                          ------------
REAL ESTATE 12.6%
First Capital Corp. Ltd., fgn....................................    Singapore             40,000               89,441
Lai Sun Development Co. Ltd......................................    Hong Kong          1,292,000            1,177,126
*Lai Sun Development Co. Ltd., wts...............................    Hong Kong            532,000               33,345
Lim Kah Ngam Ltd.................................................    Singapore             42,000               37,895
Lim Kah Ngam Ltd., fgn...........................................    Singapore          1,108,000              999,699
New World Development Co. Ltd....................................    Hong Kong          1,791,681           10,836,220
                                                                                                          ------------
                                                                                                            13,173,726
                                                                                                          ------------
RECREATION & OTHER CONSUMER GOODS 0.3%
KTP Holdings Ltd.................................................    Hong Kong            506,250              320,577
                                                                                                          ------------
TELECOMMUNICATIONS 1.0%
Jasmine International Public Co. Ltd., fgn.......................    Thailand             500,000              416,667
Total Access Communication Public Co. Ltd........................    Thailand             180,000              594,000
                                                                                                          ------------
                                                                                                             1,010,667
                                                                                                          ------------
TEXTILES & APPAREL 2.7%
Hua Thai Manufacturing Public Co. Ltd............................    Thailand             259,400              257,256
PT Polysindo Eka Perkasa, fgn....................................    Indonesia          6,386,000            2,523,343
                                                                                                          ------------
                                                                                                             2,780,599
                                                                                                          ------------
TRANSPORTATION 0.7%
Thai Airways International Public Co. Ltd., fgn..................    Thailand             444,000              736,942
                                                                                                          ------------

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (continued)

                                                                      COUNTRY           SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
TOTAL COMMON STOCKS AND WARRANTS (COST $81,476,145)..............                                          $75,256,753
                                                                                                          ------------
DIRECT EQUITY INVESTMENTS 15.9%
REAL ESTATE 5.3%
*+(R)Mayfair Hanoi, Ltd., 30% equity interest owned through HEA
  Holdings Ltd., a wholly owned investment acquired 10/31/96.....     Vietnam                                5,547,596
LEISURE & TOURISM 8.7%
*+(R)Indotel Ltd., acquired 11/22/96.............................     Vietnam             900,000            9,154,566
MULTI-INDUSTRY 1.9%
*+(R)Phuben Tea Joint Venture, 30% equity interest owned through
  Sipef East Asia Holdings, a 50% owned investment acquired
  5/29/96........................................................     Vietnam                                2,031,357
                                                                                                          ------------
TOTAL DIRECT EQUITY INVESTMENTS (COST $16,733,519)...............                                           16,733,519
                                                                                                          ------------
                                                                                       PRINCIPAL
                                                                                        AMOUNT**
                                                                                       ---------
SHORT TERM OBLIGATIONS (COST $12,737,274) 12.2% GOVERNMENT AND
 GOVERNMENT AGENCIES
    U.S. Treasury Bills, 4.765% to 5.160% with maturities to
      12/26/97...................................................  United States      $12,888,000           12,742,731
                                                                                                          ------------
TOTAL INVESTMENTS (COST $110,946,938) 99.9%......................                                          104,733,003
OTHER ASSETS, LESS LIABILITIES 0.1%..............................                                              132,135
                                                                                                          ------------
TOTAL NET ASSETS 100.0%..........................................                                         $104,865,138
                                                                                                          ============

 *Non-income producing.
 **Securities traded in U.S. dollars.
 +See note 6.
(R)Restricted securities, see note 7.
                       See notes to financial statements.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $110,946,938)............................  $104,733,003
 Cash...............................................................................           626
 Receivables:
  Investment securities sold........................................................        24,387
  Dividends and interest............................................................       280,808
 Unamortized organization costs.....................................................         8,084
                                                                                      --------------
     Total assets...................................................................   105,046,908
                                                                                      --------------
Liabilities:
 Payable to affiliates..............................................................       146,302
 Accrued expenses...................................................................        35,468
                                                                                      --------------
      Total liabilities.............................................................       181,770
                                                                                      --------------
      Net assets, at value..........................................................  $104,865,138
                                                                                      ==============
Net assets consist of:
 Undistributed net investment income................................................  $  1,107,615
 Net unrealized depreciation........................................................    (6,213,935)
 Accumulated net realized loss......................................................    (2,932,293)
 Capital shares.....................................................................   112,903,751
                                                                                      --------------
      Net assets, at value..........................................................  $104,865,138
                                                                                      ==============
 Net asset value per share ($104,865,138 divided by 8,058,603 shares outstanding)...        $13.01
                                                                                      ==============

                       See notes to financial statements.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

Investment income:
(net of foreign taxes of $112,555)
 Dividends...............................................................   $ 1,274,959
 Interest................................................................       889,893
                                                                            -----------
     Total investment income.............................................                  $ 2,164,852
Expenses:
 Management fees (Note 3)................................................       852,696
 Administrative fees (Note 3)............................................        85,270
 Custodian fees..........................................................        25,000
 Reports to shareholders.................................................        16,100
 Registration and filing fees............................................         9,000
 Professional fees.......................................................        36,500
 Directors' fees and expenses............................................         5,000
 Amortization of organization costs......................................         2,196
 Other...................................................................         1,237
                                                                            -----------
     Total expenses......................................................                    1,032,999
                                                                                           ------------
      Net investment income..............................................                    1,131,853
                                                                                           ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments............................................................    (2,948,917)
  Foreign currency transactions..........................................        62,712
                                                                            -----------
 Net realized loss.......................................................                   (2,886,205)
 Net unrealized depreciation on investments..............................                   (6,070,848)
                                                                                           ------------
Net realized and unrealized loss.........................................                   (8,957,053)
                                                                                           ------------
Net decrease in net assets resulting from operations.....................                  $(7,825,200)
                                                                                           ============

                       See notes to financial statements.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS
                                                                              ENDED
                                                                        SEPTEMBER 30, 1997         YEAR ENDED
                                                                           (UNAUDITED)           MARCH 31, 1997
                                                                        ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income..........................................          $  1,131,853           $   2,321,823
  Net realized gain (loss) from investments and foreign currency
    transactions.................................................            (2,886,205)              1,226,081
  Net unrealized appreciation (depreciation) on investments......            (6,070,848)                453,690
                                                                    -------------------------------------------
      Net increase (decrease) in net assets resulting from
         operations..............................................            (7,825,200)              4,001,594
 Distributions to shareholders from:
  Net investment income..........................................              (241,758)             (2,457,874)
  Net realized gains.............................................              (282,052)               (402,930)
                                                                    -------------------------------------------
      Net increase (decrease) in net assets......................            (8,349,010)              1,140,790
Net assets:
 Beginning of period.............................................           113,214,148             112,073,358
                                                                    -------------------------------------------
 End of period...................................................          $104,865,138           $ 113,214,148
                                                                    ===========================================
Undistributed net investment income included in net assets:
 Beginning of period.............................................          $    217,520           $     379,647
                                                                    ===========================================
 End of period...................................................          $  1,107,615           $     217,520
                                                                    ===========================================

                       See notes to financial statements.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Vietnam Opportunities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 65% of its total assets in the equity and debt securities of Vietnam companies. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL SHARES

At September 30, 1997, there were 100,000,000 shares authorized ($0.01 par value). During the period ended September 30, 1997 and the year ended March 31, 1997, there were no share transactions.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.5% per year of the average weekly net assets of the Fund. From its investment management fee, TAML pays a shareholder servicing agent fee to Paine Webber of 0.10% of the average daily net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets.

4.  INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the investment portfolio. At September 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

        Unrealized appreciation...........  $ 9,428,718
        Unrealized depreciation...........  (15,642,653)
                                            -----------
        Net unrealized depreciation.......  $(6,213,935)
                                            ===========

5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1997 aggregated $55,639,842 and $17,575,991 respectively.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements (unaudited) (continued)

6.  HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at September 30, 1997 were $16,733,519.

7.  DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may invest up to 65% of its total net assets in direct equity investments. These investments typically take the form of a business corporation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they may be less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic, and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $16,733,519 (15.9% of net assets) at September 30, 1997.

8.  TENDER OFFER

The Board of Directors has approved a tender offer for up to 50% of the Fund's shares. Tendered shares will be accepted by the Fund at their net asset value on the last day of the tender offering period, currently anticipated to commence in December 1997 and conclude in January 1998. If more than 50% of the shares are tendered, they will be accepted on a pro rata basis, and the Board currently intends to submit to shareholders a proposal to liquidate the Fund. If less than 50% of the shares are tendered, the Board intends to submit to shareholders a proposal to change the name of the Fund and expand its investment objectives to include investing in other Southeast Asian countries, while continuing to focus its investment program on Vietnam.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Dividend Reinvestment Plan

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: -- If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. -- Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, So. Hackensack, NJ 07606-1938, to receive the plan brochure. -- To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("Mellon") at the address above or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant wishes, Mellon will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services
Stock Transfer Services
P.O. Box 3312
South Hackensack, New Jersey 07606
1-800-526-0801

SHAREHOLDER INFORMATION

Shares of Templeton Vietnam Opportunities Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-292-9293.

The daily closing net asset value as of the previous business day may be obtained by calling Franklin Templeton's Fund Information Department after 10 a.m. Eastern Time any business day at 1-800-DIAL-BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list by writing Templeton Vietnam Opportunities Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

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

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

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series

Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         10/97.1

TEMPLETON VIETNAM
OPPORTUNITIES FUND, INC.

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS

McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTVF S97 11/97                     [LOGO] Printed on recycled paper